COMPASS MONEY MARKET VARIABLE ACCOUNT

                                (Compass 2 and 3)

                        Supplement to Current Prospectus

The discussion under the captions "How MMVA Intends to Achieve Its Objective" and "Principal Risks" for MMVA is restated as follows:

How MMVA Intends to Achieve Its Objective

MMVA is a money market fund, which invests in the following types of U.S. dollar denominated money market instruments:

o Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;

o Certificates of deposit, bankers' acceptances and other bank obligations provided that the issuing bank has capital, surplus and undivided profits in excess of $100 million;

o Commercial paper which at the date of investment is rated A-1 by Standard & Poor's or P-1 by Moody's; and

o    Repurchase agreements collateralized by U.S. Government securities.

     MMVA may invest up to 35% of its total assets in U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies) foreign banks and U.S. branches of foreign banks. These securities will be rated in the two highest credit ratings by rating agencies or unrated and considered by MMVA's investment adviser to be of comparable quality.

     The average maturity of the investments in MMVA may not exceed 90 days. MMVA will invest only in corporate obligations which have maturity when purchased of less than 13 months.

     MMVA does not seek to maintain a single unit value of $1.00 per unit and does not declare dividends on a daily basis (as many money market funds do).

Principal Risks

The principal risks of investing in MMVA and the circumstances reasonably likely to cause the value of your investment in MMVA to decline are described below.

o Money Market Instruments Risk: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. The income MMVA receives from the securities held in its portfolio will vary daily depending on fluctuations in short term interest rates. When interest rates are very low, as they have been recently, MMVA's expenses could absorb all or a significant portion of MMVA's income. MMVA is not guaranteed.

o Foreign Securities Risk: Although MMVA's investments in foreign issuers involve relatively low credit risk, an investment in MMVA may involve a greater degree of risk than an investment in a fund that invests only in debt obligations of U.S domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use of transfer of portfolio assets, and political or social instability.

          Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.
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          Foreign  companies  may not be  subject  to  accounting  standards  or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          Foreign  markets  may be less  liquid  and  more  volatile  than  U.S.
          markets.

o Fluctuating Unit Value : Undeclared investment income, a default on a portfolio security or insufficient investment income to cover MMVA's operating expenses may cause MMVA's unit value to fluctuate. In the event MMVA's expenses exceed its income, these expenses will be paid from MMVA's assets, including the proceeds from the sale of securities held in its portfolio. As with any mutual fund, you could lose money on your investment in MMVA.

                  The date of this Supplement is July 22, 2003